UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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ThermoGenesis Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ThermoGenesis Corp.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 7, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company" or "ThermoGenesis"), a Delaware corporation, will be held at the Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, California 95742, on Friday, December 7, 2012, at 9:00 a.m. (PST) for the following purposes:

1.	To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;
2.	To approve the adoption of the 2012 Independent Director Equity Plan;
3.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2013 fiscal year; and
4.	To transact such other business as may properly come before the meeting, including adjournment.

These items are described more fully in the proxy statement to this notice.  Please give your careful attention to all of the information in the proxy statement.

The Board of Directors of the Company has fixed the close of business on October 16, 2012, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

By Order of the Board of Directors

/s/ David C. Adams
Mr. David C. Adams
Corporate Secretary

October 16, 2012
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY SUBMITTING YOUR PROXY AS EARLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON PAGE 5 TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING IF FOR ANY REASON YOU ARE UNABLE TO ATTEND.  IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Q:            Why am I receiving these materials?
A:            The Board of directors of ThermoGenesis is making this proxy statement available to you on the Internet or delivering a paper copy of this proxy statement to you by mail in connection with the solicitation of proxies for use at ThermoGenesis' 2012 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, December 7, 2012 at 9:00 a.m., Pacific Time, and any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at Sacramento Marriott, located at 11211 Point East Dr., Rancho Cordova, CA 95742, for the purpose of considering and acting on the matters set forth in this proxy statement.

These proxy materials and the accompanying annual report were first made available or mailed on October 26, 2012 to all ThermoGenesis stockholders entitled to vote at the Annual Meeting. ThermoGenesis' website is www.thermogenesis.com.

Q:            What proposals will be voted on at the Annual Meeting?
A:            ThermoGenesis stockholders are being asked to vote on the following matters at the Annual Meeting:
1.	To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;
2.	To approve the adoption of the 2012 Independent Director Plan;
3.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2013 fiscal year; and
4.	To transact such other business as may properly come before the meeting, including adjournment.

Q:            What are the recommendations of the Board of Directors?
A:            ThermoGenesis' Board of Directors recommends a vote:
•	"FOR" the election of each of the nominated directors;
•	"FOR" the approval of the adoption of the 2012 Independent Director Plan;
•	"FOR" the ratification of Ernst & Young, LLP as ThermoGenesis' independent registered public accounting firm for the fiscal year ending June 30, 2013; and
•	"FOR" such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting).

Q:            Who is entitled to vote at the Annual Meeting?
A:            ThermoGenesis' Board of Directors set October 16, 2012 as the record date for the Annual Meeting. If you owned ThermoGenesis common stock at the close of business on October 16, 2012, you may attend and vote at the meeting. As of October 16, 2012, there were 16,522,310 shares of ThermoGenesis common stock outstanding.

Q:            What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:            If your shares are registered directly in your name with ThermoGenesis' transfer agent, Computershare Investor Services LLC, you are considered the "stockholder of record" with respect to those shares, and the notice or these proxy materials have been sent directly to you by ThermoGenesis.
Some ThermoGenesis stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of those shares held in street name, and the notice or these proxy materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.
Q:            How many votes do I have?
A:            You are entitled to one vote for each share of ThermoGenesis common stock you owned at the close of business on the record date, provided that those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:            What should I do if I receive more than one notice or set of voting materials?
A:            You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one notice or proxy card. Please vote by telephone or the Internet with respect to each notice that you receive, or complete, sign, date and return each proxy card and voting instruction card that you receive, to ensure that all of your shares are voted at the Annual Meeting.

Q:             How can I vote my shares in person at the Annual Meeting?
A:             If you are the stockholder of record of shares of ThermoGenesis common stock, you have the right to vote in person at the Annual Meeting with respect to those shares.

If you are the beneficial owner of shares of ThermoGenesis common stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:            How can I vote my shares without attending the Annual Meeting?
A:            If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on December 7, 2012 (the morning of the Annual Meeting).

If you are the beneficial owner of shares of ThermoGenesis common stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

VOTE BY INTERNET

Shares Held of Record:
www.envisionreports.com/KOOL

Shares Held Through Broker, Bank or Nominee:
Internet: www.proxyvote.com

24 hours a day/7 days a week
Through 1:00 am Central Time, December 7, 2012

INSTRUCTIONS:

Read this Proxy Statement.
Go to the applicable website listed above.
Have your notice of internet availability of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:
1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:
1-800-579-1639

Toll-free 24 hours a day/7 days a week
Through 1:00 am Central Time, December 7, 2012

INSTRUCTIONS:

Read this Proxy Statement.
Call the applicable toll-free number above.
Have your notice of internet availability of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Q:            Can I change or revoke my vote after I return a proxy card or voting instruction card?
A:            If you are the stockholder of record, you may revoke your proxy or change your vote by:
•	delivering to the Corporate Secretary of ThermoGenesis, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to ThermoGenesis' Assistant Corporate Secretary or should be sent so as to be delivered to ThermoGenesis Corp., 2711 Citrus Rd., Rancho Cordova, CA 95742, Attn: Corporate Secretary);

•	attending the Annual Meeting and voting in person; or
•	making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:
•	submitting new voting instructions to your broker, bank or other nominee in a timely manner; or
•	attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Q:            Can I attend the Annual Meeting?
A:            All ThermoGenesis stockholders as of the record date, October 16, 2012, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of ThermoGenesis shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

Q:            How many votes must be present or represented to conduct business at the Annual Meeting?
A:            The presence of a majority of the shares eligible to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker "non-votes" will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker "non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

If sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the persons named as proxies in this proxy statement may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Adjournment would require the affirmative vote of the holders of a majority of the outstanding shares of ThermoGenesis common stock present in person or represented by proxy at the Annual Meeting.  The persons named as proxies in this proxy statement would generally exercise their authority to vote in favor of adjournment.

Q:            What is the voting requirement to approve each of the proposals?
A:            A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting is required for the election of directors (Proposal 1).  Thus, the nominees for director receiving the highest number of affirmative votes will be elected as members of ThermoGenesis' Board of Directors to serve until ThermoGenesis' 2013 Annual Meeting of Stockholders.  There is no cumulative voting in the election of directors.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy is required to approve the adoption of the 2012 Independent Director Plan (Proposal 2) and to ratify the appointment of Ernst & Young LLP as ThermoGenesis' independent registered public accounting firm for the fiscal year ending June 30, 2013 (Proposal 3).

Q:            How are votes counted?
A:            With respect to the election of directors, you may vote "FOR" or "WITHHOLD" on each of the five nominees.

With respect to other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN" on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

Q:            What happens if one or more of the director nominees is unable to stand for election?
A:            The Board of Directors may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the internet or by telephone or completed and returned your proxy card or voting instruction card, Matthew Plavan or Elana McVay as proxy holders, will have the discretion to vote your shares for the substitute nominee.

Q:            Where can I find the voting results of the Annual Meeting?
A:            Elana McVay, ThermoGenesis' Assistant Corporate Secretary, will tabulate the votes and act as the inspector of election. We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.

Q:            Who pays for the proxy solicitation process?
A:            ThermoGenesis will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail and through its regular employees, ThermoGenesis will request brokers, banks and other nominees to solicit their customers who hold shares of ThermoGenesis common stock in street name. ThermoGenesis may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. ThermoGenesis may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses. ThermoGenesis has retained Georgeson, Inc. to aid in the solicitation of proxies and anticipate that the costs of such services will be less than $12,000.

Q:            How do I get an additional copy of the proxy materials?
A:            If you would like an additional copy of this proxy statement or ThermoGenesis' 2012 Form 10-K, these documents are available in digital form for download or review by clicking on the "Investors" tab at www.thermogenesis.com. Alternatively, we will promptly send a copy to you upon request by mail to ThermoGenesis Corp., Attention: Assistant Corporate Secretary, 2711 Citrus Rd., Rancho Cordova, CA, or by calling Investor Relations of ThermoGenesis at (916) 858-5107. Please note, however, that if you want to receive a paper proxy card or voting instruction card or other proxy materials for purposes of the Annual Meeting, you should follow the instructions for obtaining paper copies included in the notice of internet availability of proxy materials.

Q:            How do I get proxy materials electronically?
A:            We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps ThermoGenesis to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/KOOL, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THERMOGENESIS

The Company has only one class of stock outstanding, its common stock. The following table sets forth certain information as of September 30, 2012 with respect to the beneficial ownership of our common stock for (i) each director and director nominees, (ii) each Named Executive Officer (NEO), (iii) all of our directors and officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of September 30, 2012 there were 16,518,193 shares of Common Stock outstanding.

Unless otherwise indicated, the address for each listed stockholder is: ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Craig Moore	50,835(2)	*%

David Carter	25,835(3)	*%

Patrick McEnany	72,540(4)	*%

Robin Stracey	8,333(5)	*%

Matthew Plavan	137,187(6)	*%

Harold (Hal) Baker	64,550(7)	*%

Kevin Cooksy	11,159	*%

Ken Pappa	78,741(8)	*%

Officers & Directors as a Group (8 persons)	449,180	2.7%

*    Less than 1%.
(1)	"Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.
(2)	Includes 25,000 common shares and 25,835 shares issuable upon the exercise of options.
(3)	Includes 25,835 shares issuable upon the exercise of options.
(4)	Includes 26,832 common shares and 45,500 shares issuable upon the exercise of options. Also includes 208 shares owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.
(5)	Includes 8,333 common shares issuable upon the exercise of options.
(6)	Includes 37,187 common shares and 100,000 shares issuable upon the exercise of options.
(7)	Includes 11,425 common shares and 53,125 shares issuable upon the exercise of options.
(8)	Includes 26,759 common shares and 51,982 common shares issuable upon the exercise of options.

PROPOSAL NO 1. ELECTION OF DIRECTORS

General Information
Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board currently has fixed the authorized number of directors at five (5).

At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company's Board of Directors.

Nominees for Director
The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below.  If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. Each Director who is elected shall hold office until the next Annual Meeting of Stockholders, or until the earlier of their death, resignation or removal, or until such Director's successor is elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Craig W. Moore	68

David W. Carter	73

Patrick J. McEnany	65

Robin C. Stracey	54

Matthew T. Plavan	48

Biographies
Craig W. Moore, Chairman	Director since 2009
Mr. Moore was appointed to the Board of Directors in December 2009 and Chairman in January 2012.  Mr. Moore has served as director of NxStage (NXTM) since 2002 and currently serves as chairman of their Compensation Committee and a member of their Audit Committee.  From 1986 to 2001, Mr. Moore was Chairman of the Board of Directors and Chief Executive Officer at Everest Healthcare Services Corporation, a provider of dialysis and contract services.  Since 2001, Mr. Moore has acted as a consultant to various companies in the healthcare services industry.  Mr. Moore also spent 13 years with American Hospital Supply/Baxter Healthcare, where he held senior management positions in sales, marketing and business development.  Mr. Moore served as a director of Biologic System Corporation (BLSC) from 1992 thru 2006.  Mr. Moore also serves as a director on several private company boards.  Mr. Moore brings leadership, corporate and healthcare industry experience to our Board. Mr. Moore is one of our independent directors.

David W. Carter	Director since 2010
Mr. Carter was appointed to the Board of Directors in May 2010.  Mr. Carter is the Chief Executive Officer of Maji Therapeutics and also serves as President of DaCart, Inc., a business consulting company which he co-founded in 2006.  Mr. Carter was the Chief Executive Officer of Origen Therapeutics, a company that develops technology for producing fully human sequence polyclonal antibodies from November 2009 until July 2012.  Previously, Mr. Carter had served as Chairman of the board of Xenogen from November 1997 through August 2006, and as Xenogen's Chief Executive Officer from April 2003 through August 2006.  Mr. Carter was an audit committee member from 1997 to 2011 and a director of ImmunoGen, Inc., (IMGN), Caliper Life Sciences (CALP) and Origen Therapeutics, Inc.  Mr. Carter received a B.A. in history and an M.B.A. from Indiana University.  Mr. Carter brings executive experience and long-term healthcare industry experience and knowledge to our Board. Mr. Carter is one of our independent directors.

Patrick J. McEnany	Director rejoined in 1997
Mr. McEnany rejoined the Board of Directors in 1997. Mr. McEnany is co-founder, Chairman, President and Chief Executive Officer of Catalyst Pharmaceutical Partners, Inc., a specialty pharmaceutical company. Mr. McEnany has served as Catalyst's Chief Executive Officer and a director since its formation in January 2002. From 1991 to April of 1997, Mr. McEnany was Chairman and President of Royce Laboratories, Inc., a Miami, Florida based manufacturer of generic prescription drugs. From 1997 to 1998, after the merger of Royce Laboratories, Inc., into Watson Pharmaceuticals, Inc., Mr. McEnany served as President of the wholly-owned Royce Laboratories subsidiary and Vice President of Corporate Development for Watson Pharmaceuticals, Inc. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. He currently serves on the Board of Directors for the Jackson Memorial Hospital Foundation and until 2012 for Renal CarePartners, Inc.  Mr. McEnany brings his long-term experience in the healthcare industry, leadership experience and judgment to the Board. Mr. McEnany is one of our independent directors.

Robin C. Stracey	Director since 2011
Mr. Stracey was appointed to the Board of Directors on July 29, 2011. In July 2012, Mr. Stracey became Director, President and Chief Executive Officer of Integrated Fluidics, Inc., a privately-held microfluidics company.  From December 2007 to April 2012 he was the President and Chief Executive Officer of Cantimer Incorporated, a privately-held biosensor company at which he remains on the Board of Directors. From November 2003 to March 2007, Mr. Stracey was Director, President and Chief Executive Officer of Applied Imaging Corporation, a publicly-traded, computer-aided diagnostics company that is now part of Danaher Corporation. Previously, Mr. Stracey was the Vice President and General Manager of a Chromatography and Mass Spectrometry business unit of Thermo Electron Corporation, now Thermo Fisher Scientific, the world's largest supplier of laboratory equipment and reagents to life scientists. He also served as a Corporate Vice President at Dade Behring Inc., a leading supplier of clinical diagnostic products that is now part of Siemens Healthcare. Mr. Stracey has a Bachelor of Science degree with honors from the University of Nottingham in the United Kingdom and is a graduate of the Executive Program at the Stanford University Graduate School of Business.  Mr. Stracey brings leadership, corporate and healthcare industry experience to our Board. Mr. Stracey is one of our independent directors.

Matthew T. Plavan	Director since 2012
In January of 2012, Mr. Plavan was named Chief Executive Officer and a member of the Board of Directors. Prior to being named Chief Executive Officer, he served as Chief Financial Officer and Executive Vice President, Business Development and has also served as interim Chief Executive Officer and Chief Operating Officer.  Mr. Plavan joined ThermoGenesis in May of 2005 as Chief Financial Officer.  Before joining the Company, Mr. Plavan served from 2002 to 2005 as Chief Financial Officer of StrionAir, Inc., an air purification product development and marketing company. Prior to that, Mr. Plavan has served in a number of key financial and operating leadership roles and was an audit manager in the Audit and Risk Advisory Services group of Ernst & Young LLP. Mr. Plavan became a Certified Public Accountant in 1992. Mr. Plavan earned his bachelor's degree in business economics from the University of California at Santa Barbara.  Mr. Plavan brings his leadership and deep knowledge of the Company's business to our Board.

RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTOR MATTERS

General
Our Board of Directors believes that good corporate governance is important to ensure that ThermoGenesis is managed for the long-term benefit of our stockholders.  This section describes key corporate governance guidelines and practices that we have adopted.  Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the investor information section of our website at www.thermogenesis.com.

Board Operating and Governance Guidelines
Our Board of Directors has adopted a number of operating and governance guidelines, including the following:

-	Majority of the members of the Board should be independent directors;
-	Formalization of the ability of each committee to retain independent advisors;
-	Performance of an annual assessment of the Board's performance by the Governance and Nominating Committee;
-	Directors will have open access to the Company's management; and
-	Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Board Leadership Structure
Craig Moore, an independent director, serves as our Chairman of the Board.  The Board has had the same individual serve as Chief Executive Officer and Board chairman in the past, but does not believe that structure to be the most desirable structure for the Company at this time. The Board views independent oversight of management as an important component of an effective board of directors and believes that a separated Chief Executive Officer and Chairman structure provides the Board with the greatest diversity of ideas and experience.  The Chairman of the Board is responsible for coordinating the Board's activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate).  The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing risk management.  The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each.  The Company's Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements.  The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements.  The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board of Directors and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Governance and Nominating Committee
The Governance and Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective Board members and make recommendations regarding nominations for the Board of Directors; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and the Company's Chief Executive Officer, and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company's website at www.thermogenesis.com.  The Governance and Nominating Committee consists of two independent directors: Mr. McEnany (Governance and Nominating Committee Chairman) and Mr. Carter.

Audit Committee
The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company's website at www.thermogenesis.com. The Audit Committee consists of three independent directors as determined by NASD listing standards: Mr. Moore (Audit Committee Chairman), Mr. Carter and Mr. McEnany. All Audit Committee members are qualified as Audit Committee Financial Experts as defined in Regulation S-K Item 407(d)(5)(ii).

Compensation Committee
The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our Chief Executive Officer/Chief Financial Officer, administers the Company's stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors.  The Compensation Committee has a charter which is available on the Company's website at www.thermogenesis.com.  The Compensation Committee consists of three independent directors: Mr. Carter (Compensation Committee Chairman), Mr. Moore and Mr. Stracey.

Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee were at any time an officer or employee of ours. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

Nominations to the Board of Directors
Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical device industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The Board of Directors has a Governance and Nominating Committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors but does not have a formal diversity policy; however, the Board encourages diversity.  Further, the Governance and Nominating Committee believes that the minimum qualifications for serving as director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities.  The Board may retain professional consultants to aid in identifying potential candidates to ensure that any vacancies on the Board are filled on a timely basis with qualified candidates.  Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Governance and Nominating Committee.  Candidates selected by the Governance and Nominating Committee are then recommended to the full Board for their appointment or nomination to stockholders. The Governance and Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with Nasdaq rules, the slate of nominees is approved by a majority of the independent directors.

In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Nominating Committee must be sent to Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, California 95742.  Candidates nominated by stockholders are reviewed and vetted in a similar process to those that the Board becomes aware of from other sources.

Board and Committee Meetings and Attendance
In fiscal 2012, the Board of Directors met eleven (11) times, the Audit Committee met four (4) times, the Compensation Committee met two (2) times both of which were joint meetings with the Governance and Nominating Committee which did not meet other than the joint meetings.  Each director attended all of the meetings of the Board of Directors held while serving as a director, except Mr. McEnany who missed one (1) special meeting and Mr. Carter who missed three (3) meetings due to foreign travel conflicts.  Each director attended all of the meetings of the committees upon which he served, except Mr. Carter who missed one (1) audit committee meeting.  All Directors, except Mr. Carter, nominated at the 2011 annual meeting of stockholders attended.  The Board encourages but does not require Directors to attend the Annual Meeting of Stockholders.

Stockholders may send communications to the Board by mail to the Chairman of the Board, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742.

Section 16(a) Beneficial Ownership Reporting Compliance
Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for Mr. Stracey who was one day late filing his Form 3 due to time constraints in obtaining his Form ID.

Legal Proceedings
The Company and its property are not a party to any pending legal proceedings. In the normal course of operations, the Company may have disagreements or disputes with employees, vendors or customers. These disputes are seen by the Company's management as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on the Company's financial position, results of operations or cash flows.

Code of Ethics
We have adopted a code of ethics that applies to all employees including our Chief Executive Officer/Chief Financial Officer, Controller or any person performing similar functions. A copy of our code of ethics can be found on our website at www.thermogenesis.com. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.

COMPENSATION OF DIRECTORS
All of our non-employee directors earned director compensation in 2012 in the form of retainers and meeting fees as set forth in the following table.

Fee	Amount
Annual non-executive chairman of the board retainer	$20,000

Quarterly director retainer	$6,000

Annual retainer for chairman of a committee	$5,000

Fee for each board meeting attended	$1,500

Fee for each committee meeting attended	$1,000

In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.

On the first business day of the fiscal year, each of our non-employee directors who have served for one full year automatically receives a nonqualified stock option grant of 15,000 shares.  Upon the initial election of any new non-employee director, the director receives a nonqualified stock option grant of 25,000 shares. In both instances, the exercise price is equal to the closing price of the common stock on the date of grant.  The options have a four year life, vest over three years and continue to vest, even after a director's service has terminated.

Director Compensation Table
The following table sets forth the compensation received by each of the Company's non-employee Directors. Each non-employee director is considered independent under NASD listing standards.  Their compensation is described in the Summary Compensation Table below.  Mr. Plavan, the Chief Executive Officer/Chief Financial Officer of the Company was a member of the Board of Directors in fiscal 2012 and received no additional compensation for serving on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(1)(2) ($)	Total ($)
Mr. Craig W. Moore	57,000	26,000(3)	18,000(4)	101,000

Mr. David W. Carter	38,000	--	18,000(4)	56,000

Mr. Patrick J. McEnany	64,500	--	18,000(4)	82,500

Mr. Robin C. Stracey	29,500	--	29,000(5)	58,500

Dr. Hubert E. Huckel, M.D., did not stand for reelection at the December 2011 Annual Meeting	19,500	--	18,000(4)	37,500

Dr. Mahendra S. Rao, Ph.D., M.D., resigned effective July 29, 2011	13,500	49,500(6)	18,000(4)	81,000

(1)	The amounts reported are the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board's Codification topic 718. See Note 1 of notes to Financial Statements set forth in our Annual Report on Form 10-K for fiscal 2012 for the assumptions used in determining such amounts for option awards.
(2)	The following table sets forth the aggregate number of option awards held by each non-employee director as of June 30, 2012:

Name	Aggregate Number of Option Awards
Mr. Craig W. Moore	46,250

Mr. David W. Carter	46,250

Mr. Patrick J. McEnany	85,500

Mr. Robin C. Stracey	25,000

Dr. Hubert E. Huckel	66,750

Dr. Mahendra S. Rao	53,750

(3)	Reflects the unrestricted stock grant of 25,000 shares awarded to Mr. Moore upon his appointment to Chairman of the Board.

(4)	$18,000 reflects the grant date fair value of the annual option awarded to existing directors who have served for one full year at the time of grant.
(5)	$29,000 reflects the stock option grant of 25,000 shares due to Mr. Stracey joining the Board and reflects the grant date fair value of this award.
(6)	Reflects the unrestricted stock grant of 25,000 shares in recognition of Dr. Rao's extraordinary efforts and work performed prior to his resignation.

EXECUTIVE OFFICERS

Set forth below is information about the executive officers of the Company:

Name	Position	Age
Mr. Matthew Plavan	Chief Financial Officer until January 27, 2012, then Chief Executive Officer & Chief Financial Officer	48

Mr. Hal Baker	VP, Commercial Operations & Marketing	63

Mr. Kevin Cooksy	VP, Corporate Development, Scientific & Regulatory Affairs until September 24, 2012, then VP Corporate Development & Scientific Affairs	50

Mr. Ken Pappa	VP, Manufacturing, Engineering & Quality until October 1, 2012, then VP Manufacturing & Engineering	51

Mr. J. Melville Engle	Former Chief Executive Officer, resigned effective January 27, 2012	62

Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.

Biographies
The biography for Mr. Plavan can be found under Proposal 1 – Election of Directors.

Mr. Harold (Hal) Baker joined ThermoGenesis in August 2009 as Vice President of Sales, was appointed Vice President of Commercial Operations in November 2009 and Vice President of Commercial Operations and Marketing in January 2012.  From 2006 to 2009, Mr. Baker was Vice President, Global Sales for Hygenic Corporation.  He was at Pall Corporation serving as Senior Vice President, Global Marketing from 2004 to 2005 and Senior Vice President, US Commercial Operations from 2001 to 2004.  Mr. Baker has a BA in Political Science from Miami University (Oxford, Ohio) and a MA in Political Science from Kent State University.

Mr. Kevin Cooksy joined ThermoGenesis in August of 2011 as Vice President, Business Development and in January 2012 assumed the role of Vice President of Corporate Development, Scientific and Regulatory Affairs.  In September 2012, he transitioned to Vice President Corporate Development and Scientific Affairs.  Prior to joining ThermoGenesis, from 2007 to 2010 Mr. Cooksy was Vice President, Business Development for Perlegen Sciences. From 2005 to 2007 Mr. Cooksy held management positions in Corporate Development and Global Marketing for Agilent Technologies. Previously, Mr. Cooksy held leadership roles in New Business Opportunities at Nektar (Inhale) Therapeutics and Corporate Development at J&W Scientific. Mr. Cooksy obtained a BS in Chemistry from Northern Illinois University, an MBA from Lake Forest College, and a Juris Doctor from the McGeorge School of Law at the University of the Pacific.

Mr. Ken Pappa joined ThermoGenesis in April 2006 as Director of Finance and has held the following positions: Senior Director of Finance, Senior Director of Internal Operations, Vice President of Manufacturing and Vice President of Manufacturing and Engineering.  In January 2012, he assumed the role of Vice President of Manufacturing, Engineering and Quality and in October 2012 he transitioned to Vice President of Manufacturing and Engineering.  Prior to joining ThermoGenesis, Mr. Pappa held various positions with Hewlett Packard–Agilent Technologies including Manufacturing Controller and Senior Operations Manager.  Mr. Pappa has a BS in Business Administration-Accounting and a MBA from San Jose State University.  Mr. Pappa became a Certified Public Accountant in 1988.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section with management and recommends that the Compensation Discussion and Analysis section be included in this proxy statement and included or incorporated by reference in the Company's Annual Report on Form 10-K.

Respectfully Submitted,
THERMOGENESIS CORP.
COMPENSATION COMMITTEE

Mr. David W. Carter, Chairman
Mr. Craig W. Moore
Mr. Robin C. Stracey
Independent Directors of the Company

COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis describes the material elements of the Company's compensation programs as they relate to our executive officers who are listed in the compensation tables appearing elsewhere in this proxy statement. This compensation discussion and analysis focuses on the information contained in the following tables and related footnotes, but also describes other arrangements and actions taken since the end of fiscal 2012 to the extent such discussion enhances the understanding of our executive compensation for fiscal 2012. Throughout this proxy statement, the individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2012, as well as the other individuals included in the Summary Compensation Table, are referred to as the "named executive officers" or "NEOs"

Overview of Compensation Committee Role and Responsibilities
The Compensation Committee of the Board of Directors oversees our compensation plans and policies, reviews and approves all decisions concerning the Chief Executive Officer and Chief Financial Officer's compensation, which may further be approved by the Board, and administers our stock option and equity plans, including reviewing and approving stock option grants and equity awards under the plans. The Compensation Committee's membership is determined by the Board and is composed entirely of independent directors.

Management plays a role in the compensation-setting process. The most significant aspects of management's role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our Chief Executive Officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our Chief Executive Officer is a member of the Board but does not participate in Board decisions regarding any aspect of his own compensation.  The Compensation Committee can retain independent advisors or consultants and has done so in the past.

Compensation Committee Process
The Compensation Committee reviews executive compensation upon the signing of an employment agreement, an increase in responsibilities or other factors. With respect to equity compensation awarded to other employees, the Compensation Committee or the Board grants stock options, often after receiving a recommendation from our Chief Executive Officer. The Compensation Committee also evaluates proposals for incentive and performance equity awards, and other compensation.

Compensation Philosophy
The Compensation Committee emphasizes the important link between the Company's performance, which ultimately affects stockholder value, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to align the interests of the executive officers with the interests of the stockholders. In order to achieve this goal, the Company attempts to, (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long‑term success of the Company and reward them for their efforts in ensuring the success of the Company, (ii) align the Company's compensation programs with the Company's long-term business strategies and objectives, and (iii) provide variable compensation opportunities that are directly linked to the Company's performance and stockholder value, including an equity stake in the Company.  Our named executive officers' compensation utilizes two primary components - base salary and long-term equity compensation - to achieve these goals.  There have been no bonus plan pay-outs as we have not yet achieved profitability, a prerequisite for pay-out per our historical bonus plans.  Additionally, the Compensation Committee may award discretionary bonuses to certain executives based on the individual's contribution to the achievement of the Company's strategic objectives.

Setting Executive Compensation
We set executive base compensation at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the compensation that is paid by companies that we believe to be our competitors and by other companies with which we believe we generally compete for executives.

In establishing compensation packages for executive officers, numerous factors are considered, including the particular executive's experience, expertise and performance, our company's overall performance and compensation packages available in the marketplace for similar positions.  In arriving at amounts for each component of compensation, our Compensation Committee strives to strike an appropriate balance between base compensation and incentive compensation.  The Compensation Committee also endeavors to properly allocate between cash and non-cash compensation and between annual and long-term compensation.  The Company has entered into an employment agreement with Mr. Plavan, our Chief Executive Officer/Chief Financial Officer. Except for Mr. Plavan, the Company does not generally enter into employment agreements.

Base Salary
The Company provides executive officers and other employees with base salary to compensate them for services rendered during the fiscal year.  Subject to the provisions contained in employment agreements with executive officers concerning base salary amounts, base salaries of the executive officers are established based upon compensation data of comparable companies in our market, the executive's job responsibilities, level of experience, individual performance and contribution to the business. We believe it is important for the Company to provide adequate fixed compensation to highly qualified executives in our competitive industry. In making base salary decisions, the Compensation Committee uses its discretion and judgment based upon personal knowledge of industry practice but does not apply any specific formula to determine the base salaries for the executive officers.

Chief Executive Officer/Chief Financial Officer.  In May 2008, at the conclusion of the existing employment agreement, the Company entered into an employment agreement with Mr. Plavan whereby Mr. Plavan agreed to continue to serve as Chief Financial Officer. The agreement provided for a base salary rate of at least $275,000 per year, subject to annual increases as may be determined. Effective August 1, 2009, the Compensation Committee increased Mr. Plavan's annual salary to $300,000 in recognition of his demonstrated leadership, tenure and additional duties.  Effective June 1, 2011, at the conclusion of the existing employment agreement, the Company entered into an employment agreement with Mr. Plavan for the term of three years. The agreement provides for a base salary rate of $315,000.

Vice President, Commercial Operations and Marketing.  In August 2009, Mr. Baker joined the Company as Vice President of Sales with an annual base salary of $250,000. Effective June 30, 2011, the Compensation Committee adjusted Mr. Baker's salary to $262,500 due to his performance and industry expertise and experience.

Vice President Corporate Development, Scientific and Regulatory Affairs.  In August 2011, Mr. Cooksy joined the Company as Vice President of Business Development with an annual base salary of $200,000.  In January 2012, he was appointed Vice President Corporate Development, Regulatory and Scientific Affairs and his salary was increased to $240,000.

Vice President of Manufacturing, Engineering and Quality.  In December 2009, Mr. Pappa was appointed Vice President of Manufacturing and his annual salary was increased to $215,000. In September 2011 he was appointed Vice President of Manufacturing and Engineering and his salary was adjusted to $245,000.

Former Chief Executive Officer.  In April 2009, the Company entered into an employment agreement with Mr. Engle whereby Mr. Engle agreed to serve as Chief Executive Officer. The agreement provided a base salary rate of $350,000 per year subject to annual increases as may be determined.  In August 2011, the Company extended Mr. Engle's employment agreement for an additional term of two years.  The agreement provides for a base salary of $425,000. Mr. Engle resigned effective January 27, 2012 and received $318,750 severance to be paid out over nine months.

401(k) Plan
The Company maintains a retirement savings plan, or 401(k) Plan, for the benefit of our executives and employees. Our 401(k) Plan is intended to qualify as a defined contribution arrangement under the Internal Revenue Code (Code). Participants may elect to defer a percentage of their eligible pretax earnings each year or contribute a fixed amount per pay period up to the maximum contribution permitted by the Code. All participants' plan accounts are 100% vested at all times. All assets of our 401(k) plan are currently invested, subject to participant-directed elections, in a variety of mutual funds chosen from time to time by the Plan Administrator. Distribution of a participant's vested interest generally occurs upon termination of employment, including by reason of retirement, death or disability. Historically, we have not made matching contributions to the 401(k) Plan.

Perquisites and Other Personal Benefits
The Company's executive officers participate in the Company's medical, dental and disability insurance benefit plans on the same terms as other employees. The Company provides the NEOs and certain key employees with life insurance benefits at two times their annual salary, up to $500,000. Relocation benefits also are reimbursed and are individually negotiated when they occur. The Company reimburses each executive officer for all reasonable business and other expenses incurred by them in connection with the performance of their duties and obligations. The Company does not provide named executive officers with any significant perquisites or other personal benefits.

Accounting and Tax Considerations
Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of up to $1 million of compensation paid to certain named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation." To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals and due to the Company's substantial net operating loss carry forwards, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. The Compensation Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of the Company and its stockholders.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table
The following table sets forth certain information regarding the compensation paid to our named executive officers for all of the services they rendered to the Company.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Matthew Plavan	2012	315,000	--	149,000	--	--	464,000
Chief Executive Officer & Chief	2011	301,000	89,000(2)	68,000	92,000	--	550,000
Financial Officer	2010	298,000	--	--	110,000	--	408,000

Hal Baker	2012	262,000	85,000(3)	99,000	--	9,000(4)	455,000
V.P., Commercial Operations	2011	250,000	178,000(5)	--	69,000	8,000(4)	505,000
& Marketing	2010	221,000	65,000(3)	--	97,000	7,000(6)	390,000

Kevin Cooksy	2012	193,000	4,000(7)	82,000	--	--	279,000
V.P., Corporate Development ,
Scientific & Regulatory Affairs

Ken Pappa	2012	239,000	--	99,000	--	--	338,000
V.P., Manufacturing,	2011	215,000	--	--	35,000	--	250,000
Engineering and Quality

J. Melville Engle	2012	246,000	125,000(8)	198,000	--	337,000(9)	906,000
Former Chief Executive Officer	2011	350,000	--	--	210,000	17,000(10)	577,000
	2010	350,000	--	--	91,000	21,000(10)	462,000

(1)	The amounts reported are the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board's Codification topic 718. See Note 1 of notes to Financial Statements set forth in our Annual Report on Form 10-K for fiscal 2012 for the assumptions used in determining such amounts.
(2)	Represents a retention bonus of $50,000 and a gross-up for taxes of $39,000.
(3)	Represents commission payments as Vice President in charge of sales.
(4)	Includes $8,000 in payments for an auto allowance.

(5)	Represents $89,000 commission payments as Vice President of Commercial Operations and $50,000 as a retention bonus with a gross-up for taxes of $39,000.
(6)	Represents payments for an auto allowance.
(7)	Represents a referral bonus.
(8)	Represents a bonus received in July 2011.
(9)	Includes $319,000 of severance, $9,000 of auto allowance and $9,000 of accrued vacation.
(10)	Includes $15,000 for an auto allowance.

Grants of Plan-Based Awards for 2012
The following table provides information relating to stock and options awarded during the fiscal year ended June 30, 2012.

Name	Grant Date	Date of Meeting	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and O ption Awards ($)
Matthew Plavan	7/29/11	7/29/11	75,000(1)	--	--	149,000

Hal Baker	7/29/11	7/29/11	50,000(1)	--	--	99,000

Kevin Cooksy	8/8/11	7/29/11(2)	50,000(3)	--	--	82,000

Ken Pappa	7/29/11	7/29/11	50,000(1)	--	--	99,000

J. Melville Engle	7/29/11	7/29/11	100,000(1)	--	--	198,000

(1)	The restricted stock awards vest in three equal installments on July 29, 2012, 2013 and 2014.
(2)	At the July 29, 2011 Compensation Committee meeting, the grant date of the restricted stock award was set as the hire date, August 8, 2011. The award shown vests in three equal installments on August 8, 2012, 2013 and 2014.
(3)	The restricted stock award vests in three equal installments on August 8, 2012, 2013 and 2014.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information about outstanding option and stock awards held by the named executive officers as of June 30, 2012. The awards granted in fiscal 2012 are also disclosed in the Grants of Plan-Based Awards Table. The grant date fair value of the awards granted in fiscal 2010, 2011 and 2012 is disclosed in the Summary Compensation Table.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Matthew Plavan	12,500	--	2.24	1/9/13
	25,000	--	3.08	1/30/13
	16,668	8,332(1)	2.54	7/30/13
	25,000	25,000(2)	2.32	6/10/15
	12,500	37,500(3)	2.88	2/15/16
					20,000(4)	19,000
					75,000(5)	71,000

Hal Baker	16,668	8,332(6)	2.88	8/10/13
	18,750	18,750(2)	2.32	6/10/15
	9,375	28,125(3)	2.88	2/15/16
					50,000(5)	48,000

Kevin Cooksy					50,000(7)	48,000

Ken Pappa	7,500	--	3.08	1/30/13
	12,500	6,250(1)	2.54	7/30/13
	11,668	5,832(8)	2.28	2/8/14
	9,376	9,374(2)	2.32	6/10/15
	4,688	14,062(3)	2.88	2/15/16
					50,000(5)	48,000

(1)	Vests on July 30, 2012.
(2)	One-half vests on each of June 10, 2013 and June 10, 2014.
(3)	One-third vests on each of February 15, 2013, February 15, 2014 and February 15, 2015.
(4)	One-half vests on each of June 1, 2013 and June 1, 2014.
(5)	One-third vests on each of July 29, 2012, July 29, 2013 and July 29, 2014.
(6)	Vests on August 10, 2012.
(7)	One-third vests on each of August 8, 2012, August 8, 2013 and August 8, 2014.
(8)	Vests on February 8, 2013.

Potential Payments upon Termination or Change in Control
Our named executive officers have certain change of control rights under employment agreements or current company policy.  The Compensation Committee considers these policies to provide the named executive officers with the ability to make appropriate, informed decisions on strategy and direction of the Company that may adversely impact their particular positions, but nevertheless are appropriate for the Company and its stockholders. Our Compensation Committee believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time and that severance arrangements may be necessary to attract highly qualified officers in a competitive hiring environment.

The following table describes the potential payments upon a hypothetical termination without cause or due to a change in control of the Company on June 30, 2012 for the NEO's. The actual amounts that may be paid upon an executive's termination of employment can only be determined at the actual time of such termination.

	Termination Without Cause			Termination following a Change of Control(1)(2)(3)
Name	Salary	Health Benefits	Total	Salary	Total
M. Plavan	$315,000(4)	--	$315,000	$473,000	$473,000
H. Baker	$132,000(1)	$13,000	$145,000	$263,000	$263,000
K. Cooksy	$120,000(1)	--	$120,000	$240,000	$240,000
K. Pappa	$123,000(1)	$12,000	$135,000	$245,000	$245,000

(1)	Payable in a lump-sum payment.
(2)	This table does not include an estimate for the acceleration of vesting of stock options upon a change in control as this benefit is available to all employees with outstanding stock options as provided in the Equity Plans at the discretion of the Plan Administrator.
(3)	The CEO's Employment Agreement also provides for a one-time payment equal to twelve months base salary in the event there is a Change of Control and the CEO continues to work in his current position with no significant changes.
(4)	Payable in biweekly installments for one year.

Under the Company's Executive Change of Control Policy, "change of control" means an event involving one transaction or a related series of transactions in which one of the following occurs:

i)	the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class;
ii)	the Company issues securities equal to 50% or more of the issued and outstanding common stock of the Company in connection with a merger, consolidation or other business combination;
iii)	the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company; or
iv)	all or substantially all of the Company's assets are sold or transferred.

Under the employment agreement of Mr. Plavan "cause" is defined as:
i)	willful or habitual breach of Executive's duties;
ii)	fraud, dishonesty, deliberate injury or intentional material misrepresentation by Executive to Employer or any others;
iii)	embezzlement, theft or conversion by Executive;
iv)	unauthorized disclosure or other use of Employer's trade secrets, customer lists or confidential information;
v)	habitual misuse of alcohol or any non-prescribed drug or intoxicant;
vi)	willful misconduct that causes material harm to Employer,
vii)	willful violation of any other standards of conduct as set forth in Employer's employee manual and policies,
viii)	conviction of or plea of guilty or nolo contendere to a felony or misdemeanor involving moral turpitude,
ix)	continuing failure to communicate and fully disclose material information to the Board of Directors, the failure of which would adversely impact the Company or may result in a violation of state or federal law, including securities laws, or
x)	debarment by any federal agency that would limit or prohibit Executive from serving in his capacity for Employer under this Agreement.

Under the employment agreement, "change of control" means an event involving one transaction or a related series of transactions in which one of the following occurs:
v)	the Company issues securities equal to 33% or more of the Company's issued and outstanding voting securities, determined as a single class;
vi)	the Company issues securities equal to 33% or more of the issued and outstanding common stock of the Company in connection with a merger, consolidation or other business combination;
vii)	the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company; or
viii)	all or substantially all of the Company's assets are sold or transferred.

Long-term Equity Compensation
The Compensation Committee provides the Company's executive officers with long-term equity compensation in the form of stock option grants or restricted stock grants under the Company's 2006 Equity Incentive Plan (the "Equity Plan"). The ability to provide equity incentives, through the granting of stock options and other equity-based compensation, gives the Compensation Committee the ability to create a combination of cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by executives and employees. The Compensation Committee believes that stock based compensation provides the Company's executive officers with the opportunity to maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock, thereby motivating the executive to maximize long-term stockholder value. It is the Company's practice to grant options or restricted stock from time to time to executive officers at the fair market value of the Company's common stock on the date of grant. The option grants also place what can be a significant element of compensation at risk, because stock options have value for the executive only if the market price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest. The Compensation Committee considers each grant subjectively, considering factors such as the individual performance of the executive officer, the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals and the need to retain key employees. The number of stock options or restricted stock shares granted to other executives in prior years and the total number of shares available for issuance under the Equity Plans are also taken into consideration.

Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities, in response to changes in industry practices and, occasionally, to achieve equity within a peer group. The Compensation Committee may, however, grant additional stock options to executives and employees for other reasons. Awards of equity-based compensation are not routinely made but may occur throughout the year. Stock options granted to the named executive officers have vesting schedules ranging from three to four years. Generally, we do not time the granting of our options or awards with any favorable or unfavorable news released by the Company, except that on occasion, the Compensation Committee times the grant to occur after information concerning the Company is publicly released.

Although the Company has historically only issued stock options and restricted shares, it may in the future grant stock appreciation rights, or other equity-based compensation as permitted in the Equity Plans and as determined appropriate by the Compensation Committee.

In July 2011, all officer and director level employees were granted shares of restricted stock with a three year vesting.  The amount of the grant was based on the employee's position level.

Bonuses
The bonus component of executive compensation is designed to reflect the Compensation Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company.  However, we have from time to time paid signing, retention, referral or other bonuses to particular executive officers. Our executive employment contract provides generally for a discretionary bonus of up to 35% of the executive's base salary, which is to be determined by the Compensation Committee based on individual performance criteria and Company achievement of profitability during the year.

In July 2009, the Compensation Committee approved the Management Bonus Plan (MBP) whose purpose is to align the Corporate and Management focus and to reward and retain high performers.  The MBP is an objective-based, results-oriented program that is driven by corporate objectives and is paid out by overall corporate and individual performance.  The MBP consists of a measure of corporate and personal objectives, an "At Plan" bonus rate and a multiplier methodology that measures a payout at the end of the fiscal year.  A condition of the original plan was no bonuses are to be paid unless the Company achieves profitability.  As the Company did not attain profitability in fiscal 2011, no bonuses were earned or paid out under the MBP.  In July 2011, effective for fiscal 2012, the MBP was revised to provide for a payout if the Company attains at least 90% of its Financial Corporate objectives during the fiscal year.  The Financial Corporate objective will be comprised of three equally important key components, per the approved Annual Budget:  A) Net Sales, B) Operating profit/loss (pre-tax), and C) Cash Flow.  No bonuses were paid out under the MBP in fiscal 2012 as the Company did not attain 90% of its financial objectives.

In July 2011, the Compensation Committee awarded a discretionary bonus to Mel Engle the former Chief Executive Officer.

As Vice President of Commercial Operations & Marketing, Mr. Baker is eligible for a sales commission program in which approximately 35% of his base salary has been established as the commission pool, paid out based upon performance to quarterly goals.  Historically, the V.P. of sales has achieved approximately 30 - 36% of his annual commission pool

Risk Assessment
We do not believe that risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company.  We believe our approach to goal setting and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives.  We believe we have allocated our compensation among base salary and short-and long-term compensation opportunities in such a way as to not encourage risk-taking.  The multi-year vesting of our equity awards are intended to properly account for the time horizon of risk.  Our insider trading policy prohibits short selling of our Company's stock or the purchase or sale of puts or calls for speculative purposes.

EQUITY COMPENSATION PLANS

The following table provides information for all of the Company's equity compensation plans and individual compensation arrangements in effect as of June 30, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted stock (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1)) (c)
Equity compensation plans approved by security holders	1,519,209	$3.11	944,258
Equity compensation plans not approved by security holders	--		--
Total	1,519,209		944,258

(1)	Under the Company's 2006 Equity Incentive Plan, the number of shares of common stock equal to six percent (6%) of the number of outstanding shares of the Company are authorized to be used. Under this provision, the number of shares available to grant for awards will increase at the beginning of each fiscal year if options were granted or additional shares of common stock were issued in the preceding fiscal year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the financial statements, (ii) reviews management's results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the Chief Financial Officer, (iv) consults with and reviews the services provided by the Company's independent registered public accounting firm and makes recommendations to the Board of Directors regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company's management has primary responsibility for preparing the financial statements and establishing the Company's financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company's independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibilities include oversight of these processes.

In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as adopted by the Public Company Oversight Board in Rule 3200T, the audit committee had discussions with management and the independent registered public accounting firm regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and its management and the independent registered public accounting firm provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Rule 3526, "Communication with Audit Committees Concerning Independence" and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

The Audit Committee has also met and discussed with the Company's management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm's judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2012, for filing with the Securities and Exchange Commission.

Respectfully submitted,
THERMOGENESIS CORP.
AUDIT COMMITTEE

Mr. Craig W. Moore, Chairman
Mr. David W. Carter
Mr. Patrick J. McEnany

Independent Directors of the Company

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.
Fee Category	Fiscal 2012	Fiscal 2011
Audit Fees(1)	$341,000	$434,000
Audit-related(2)	--	--
Tax Fees(3)	19,000	18,000
All Other Fees(4)	--	9,000
Total Fees	360,000	$461,000

(1)	The audit fees for fiscal 2012 and fiscal 2011 consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	There were no fees for audit-related services by Ernst & Young LLP for the fiscal years ended June 30, 2012 and 2011.
(3)	Tax fees consist of fees for tax compliance, which relate to the preparation of federal and state tax returns.
(4)	All other fees consist of fees for other permissible work performed by Ernst & Young LLP that does not meet with the above category descriptions. The fees in fiscal 2011 were for services rendered by tax personnel to assist the Company with the grant application for funding from the Department of Health and Human Services for qualifying therapeutic products. There were no fees for other services by Ernst & Young LLP for the fiscal year ended June 30, 2012.

The Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

PROPOSAL NO. 2 APPROVAL OF THE 2012 INDEPENDENT DIRECTOR EQUITY PLAN

Reasons for the Proposal

The Board of Directors believes that stock based awards have been very effective and have proven to be an important component of the Company's overall compensation and incentive strategy for Independent Directors.  The Company believes that the equity incentive program is important in order to maintain the directors' motivation, compensate them for meeting long term strategic goals and align their interests with the stockholders.

Background of the Proposal

You are being asked to approve the adoption of the 2012 Independent Director Plan (the "2012 Plan").  A copy of the 2012 Plan is attached as Exhibit A.  Under the 2012 Plan, 500,000 shares of common stock are authorized to be issued under the 2012 Plan.  If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2012 Plan.  In addition, if the exercise price of an option, or the withholding obligation of a Grantee with respect to any Award, is satisfied by tendering shares or withholding shares the number of shares tendered or withheld will not reduce the number of shares available under the 2012 Plan.

Description of the 2012 Independent Director Plan
Structure.  The 2012 Plan allows for the grant of options, restricted stock and stock bonuses at the discretion of the Plan Administrator.  The principal features of the program are described below.

Administration.  The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2012 Plan.  The Plan Administrator has the authority to interpret the 2012 Plan and the rights underlying any grants or awards made subject to the 2012 Plan.  Any decision or action of the Plan Administrator in connection with the 2012 Plan is final and binding.

No director shall be liable for any action, excepting willful misconduct and gross negligence, or bad faith and without reasonable belief arising out of or related to the 2012 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

Eligibility.  Independent Directors are eligible to participate in the 2012 Plan.  Determinations as to eligibility shall be made by the Plan Administrator.  Currently, the four independent directors would be eligible.

Valuation.  For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2012 Plan, the fair market value per share of common stock on any relevant date under the 2012 Plan is the closing price as reported by the Nasdaq SmallCap, Nasdaq National Market or other exchange where the common stock is listed for trading.

Terms and Conditions of Option Grants.  One or more options may be granted to each eligible person.  The options granted under the 2012 Plan will be evidenced by an award agreement.  The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options.  No option under the 2012 Plan shall terminate later than ten (10) years after the date of grant.

Limitations on Awards.  The maximum number of shares of stock that may be granted during any one calendar year under the Plan to any one Participant shall be 50,000.

Exercise of the Option.  Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased.  The exercise price shall be at least 100% of the fair market value of the shares on the date of grant.  Payment for shares purchased pursuant to the 2012 Plan may be made in cash, or, at the sole discretion of the Administrator by surrender of shares of the Company owned by the participant more than six (6) months or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act.  At the sole discretion of the Administrator, payment may also be made by "deemed net-stock exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.  A broker-assisted payment may also be made in which the broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.

Transferability of Options.  No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option.  The Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2012 Plan.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment.  A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

Termination of Directorship.  If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.

Restricted Stock Awards.  The Plan Administrator shall determine all terms and conditions of the restricted stock award.  All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of directorship during the applicable restriction period or failure to satisfy the restriction period.  Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered or transferred except in the event of death or by will or the laws of descent and distribution.

Unrestricted Stock Awards.  The Plan Administrator may award Unrestricted Stock to any participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied.

General Plan provisions

Dissolution, Liquidation, or Merger and Change of Control.  In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2012 Plan.  The Plan Administrator may also accelerate the time within which each outstanding award may be exercised.  After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

In the event of a change of control of the Company, as defined in the 2012 Plan, the Plan Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated change of control, to fully vest all outstanding Awards.  A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Changes in Capitalization.  In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2012 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

Special Tax Election.  The Plan Administrator may, in its discretion, permit participants to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards.  Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

Amendment and Termination.  The Board may amend, suspend or terminate the 2012 Plan at any time and for any reason; provided however, that stockholder approval shall be required for any increase in the maximum number of common stock issuable under the 2012 Plan except for a proportional increase in the maximum number as a result of stock split or stock dividend.  Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2012 Plan or by law.  But no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld.

Unless sooner terminated by the Board, the 2012 Plan will in all events terminate ten years from the date the 2012 Plan is approved by the Board.  Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

Predecessor Option Agreements.  All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2012 Plan affect or otherwise modify the rights or obligations of the holders of those options.

Securities Laws.  No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

Other Provisions.  The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2012 Plan as may be determined by the Board of Directors or the Plan Administrator.

Federal Income Tax Consequences of Awards Under the 2012 Plan

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2012 Plan and the subsequent sale of common stock that will be acquired under the 2012 Plan.  The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.  The following discussion addresses only the general federal income tax consequences of awards.  Participants are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations.

Non-Qualified Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option.  The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option.  The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Restricted Stock Awards.  The recipient receives no taxable income upon the receipt of a restricted stock award.  The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time.  As an alternative, the Internal Revenue Service allows a recipient, at his or her option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient.  In the event a recipient makes such an election, a Section 83(b) election must be filed with the IRS within 30 days of the shares being allocated to the recipient.  Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt.  As a result, when the shares of restricted stock vest, there is no additional taxable income.  When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss.  If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss.  The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.

Withholding Taxes.  The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE 2012 INDEPENDENT DIRETOR PLAN.

PROPOSAL NO. 3. RATIFICATION OF ERNST & YOUNG, LLP.

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (EY) as the Company's independent registered public accounting firm for our fiscal year ending June 30, 2013. EY also served as the Company's independent registered public accounting firm for our 2012 fiscal year. The Board of Directors concurs with the appointment and is submitting the appointment of EY as our independent registered public accounting firm for stockholder ratification at the annual meeting.

A representative of EY is expected to be present at the annual meeting. The EY representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from stockholders.

Our Bylaws do not require that the stockholders ratify the appointment of EY as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain EY, but may retain EY in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT THERMOGENESIS ANNUAL MEETING

Proposals by stockholders intended to be presented at the 2013 Annual Meeting of Stockholders must be received by us not later than July 18, 2013, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on October 11, 2013, and advises stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on October 11, 2013.

Notices of intention to present proposals at the 2013 Annual Meeting should be addressed to the Assistant Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

The Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including audited consolidated financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC's Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC's website at www.sec.gov.

Additional copies of the Company's Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2012, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Assistant Corporate Secretary.

TRANSACTIONS OF OTHER BUSINESS AT THETHERMOGENESIS ANNUAL MEETING

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ David C. Adams
Mr. David C. Adams,
Corporate Secretary
October 16, 2012
Rancho Cordova, California

Exhibit A

THERMOGENESIS CORP.
2012 INDEPENDENT DIRECTOR PLAN

1.            PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Nonqualified Stock Options ("Options") and Stock ("Restricted Stock" or "Unrestricted Stock").  This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards.  Capitalized terms not defined in the text are defined in Section 28.

2.            ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board.  No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms.  The effective date of this Plan will be the date of approval by the Board subject to approval of the Stockholders within twelve (12) months of such adoption (the "Effective Date").  So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.            TERM OF PLAN.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.            SHARES SUBJECT TO THIS PLAN.

   4.1.           Number of Shares Available.  Subject to Section 4.2, the total number of Shares reserved and available for Awards will be 500,000.

   Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.1.1.            Future Awards.  Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant's minimum tax withholding obligations will be available for the grant of an Award under the Plan.

However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.

4.1.2.            Acquired Company Awards.  Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

4.1.3.            Reserve of Shares.  At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.  The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option.  The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

i.            Grants.  The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii.            Outstanding.  While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.

4.2.         Adjustments.  Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

4.3.         Limitations on Awards.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Awards that may be granted during any one fiscal year under the Plan to any one Participant will be 50,000.
4.4.         No Repricing.  Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to "reprice" an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual.  This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.5.         No Reloading.  No Option will provide for the automatic grant of replacement or reload Options upon the Participant exercising the Option and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

5.            ADMINISTRATION OF THIS PLAN.

5.1.         Authority.  Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the "Committee").  It is intended that the directors appointed to serve on the Committee will be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable.  However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board.  As used herein, the term "Administrator" means the Committee.

5.2.         Interpretation.   Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

(1)                  construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2)                 select Participants;

(3)                 determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities.  Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

(4)                 determine the number of Shares or other consideration subject to Awards;

(5)                 determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws;

(6)                  prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7)                  further define the terms used in this Plan;

(8)                 correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9)                 provide for rights of refusal and/or repurchase rights;

(10)              amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein;

(11)               prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12)               make all other determinations necessary or advisable for the administration of this Plan.

5.3.         Decisions Binding.  Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding.  The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.         Limitation on Liability.  To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan.  The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders.  Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action.  The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term "person" as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.            GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.         Grant of Options.  One or more Options may be granted to any Eligible Person.  Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted.  Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as a Non-Qualified Stock Option.

Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the "Grant Date"), the number of Shares covered by the Award, the Exercise Price and the terms and conditions for exercise of the Options.  As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.         General Terms and Conditions.  Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1.            Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting.  The Award Agreement will contain any such vesting schedule.

6.2.2.            Option Term.  Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date and will be subject to earlier termination as hereinafter provided.

6.2.3.            Exercise Price.  The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.  Payment for the Shares purchased will be made in accordance with Section 9 of this Plan.  The Administrator is authorized to issue Options at an option price in excess of the Fair Market Value on the Grant Date.

6.2.4.            Method of Exercise.  Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5.            Transferability of Options.  Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

At its discretion, the Administrator may provide for transfer of an Option without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the Participant's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment.  The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate.  A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

6.2.6.            Beneficiaries.  Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant's death.  If no beneficiary has been designated or survives the Participant, payment will be made to the Participant's estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7.            Termination of Directorship.  If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option, and (ii) ten years from the Grant Date).

7.            RESTRICTED STOCK AWARDS.

7.1.         Grant of Restricted Stock Awards.  Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a "Restricted Stock Award").  All Restricted Stock Awards will be evidenced by an Award Agreement.

7.2.         Issue Date and Vesting Date.  At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares.  The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class.  If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6.  Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

7.3.         Conditions to Vesting.  Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.  Vesting provisions established at time of grant will be waived on discretionary basis only in the case of death, disability, change in control, or layoff of a Participant.

7.4.         Voting and Dividends.  Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock.  The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.

7.5.         Forfeiture.  Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

7.6.          Certificates for Restricted Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine.  The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant's benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

7.7.         Restrictions on Transfer Prior to Vesting.  Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto.  Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant.  Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

7.8.         Consequences of Vesting.  Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share.  Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction.  Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8.            UNRESTRICTED STOCK AWARDS.  The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9.            PAYMENT FOR SHARE PURCHASES.

9.1.         Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

9.1.1.            Cancellation of Indebtedness.  By cancellation of indebtedness of the Company to the Participant.

9.1.2.            Surrender of Shares.  By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

9.1.3.            Deemed Net-Stock Exercise.  By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =          net Shares to be issued to Participant

b =          number of Awards being exercised

c =          Fair Market Value of a Share

d =          Exercise price of the Awards

9.1.4.            Broker-Assisted.  By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

9.1.5            Combination of Methods.  By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

10.          WITHHOLDING TAXES.

10.1.      Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a "deemed net-stock exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions.  Any such payment must be made promptly when the amount of such obligation becomes determinable.

10.2.      Stock for Withholding.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes.  The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act.  A Participant who has made an election pursuant to this Section 10.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.  The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

11.            PROVISIONS APPLICABLE TO AWARDS.

11.1.      Acceleration.  The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.

11.2.      Compliance with Section 409A of the Code.  Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.  In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

11.3.      Section 280G of the Code.  Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

11.4.      Cancellation of Awards.  In the event a Participant's Continuous Services has been terminated for "Cause", he or she will immediately forfeit all rights to any and all Awards outstanding.  The determination by the Board that termination was for Cause will be final and conclusive.  In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf.  Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

12.           PRIVILEGES OF STOCK OWNERSHIP.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.  The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

13.           RESTRICTION ON SHARES.  At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale.  The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

14.           CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.           ESCROW, PLEDGE OF SHARES.  To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

16.            SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

16.1.      Compliance With Applicable Laws.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.  Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws.  Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

16.2.      Rule 16b-3 Exemption.  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.            NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

18.            ADJUSTMENT FOR CHANGES IN CAPITALIZATION.  The existence of outstanding Awards will not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19.          DISSOLUTION, LIQUIDATION, MERGER.

19.1.      Company Not the Survivor.  In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation.  In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 20 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

19.2.      Company is the Survivor.  In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised.  The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

20.          CHANGE OF CONTROL.   The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated "change of control" in the Company, to fully vest all outstanding Awards.  A "change of control" will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred.

21.          DEFERRAL OF AWARDS.  The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish.  Payment or settlement of Options may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

22.          NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE.  If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

23.          TERMINATION; AMENDMENT.  The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to this Plan: (i) any increase in number of shares issuable under the Plan except for a proportional increase as a result of stock split or stock dividend. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.  No Awards will be made after the termination of the Plan.  At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant;  however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant.  Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

24.          TRANSFERS UPON DEATH; NONASSIGNABILITY.  Upon the death of a Participant outstanding Awards granted to such Participant including Options and Stock may be transferred and exercised only by the executor or administrator of the Participant's estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan.  No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.  Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

25.          FAILURE TO COMPLY.  In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

26.          GOVERNING LAW.  Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

27.          MISCELLANEOUS.  Except as specifically provided in a retirement or other benefit plan of the company or a related entity, awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The plan is not a "retirement plan" or "welfare plan" under the employee retirement income security act of 1974, as amended.

28.          DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

"Administrator" means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

"Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award or Unrestricted Stock Award.

"Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Cause" will mean, termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Committee appointed by the Board to administer this Plan.

"Company" means ThermoGenesis Corp., a Delaware corporation, or any successor corporation, and its Subsidiary as the context so warrants.

"Continuous Service" means that the provision of services to the Company or a Subsidiary in any capacity of director that is not interrupted or terminated.  Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, or (ii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of director (except as otherwise provided in the Award Agreement).
Disability" or "Disabled" means a disability covered under a long-term disability plan of the Company applicable to a Participant.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.
"Effective Date" has the meaning set forth in Section 2.

"Eligible Person" means any independent director of the Company's Board of Directors.

"Employee" means any and all employees of the Company or a Subsidiary.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

"Exercise Agreement" has the meaning set forth in Section 6.2.4.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator.  By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:

(i)            Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date").  If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred.  If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date.  If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.
(ii)            Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date.  If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii)          No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith.  The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.
(iv)         Additional Valuation.  Methods for Publicly Traded Companies.  Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.
(v)           Non-Publicly Traded Stock.  For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant's status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for under this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).

"Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.
 "Issue Date" will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.
 "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.
 "Option" means an award of an option to purchase Shares pursuant to Section 6.

"Participant" means a person who receives an Award under this Plan.

"Plan" means this ThermoGenesis Corp. 2012 Independent Director Plan, as amended from time to time.

"Restricted Stock Award" means an award of Shares pursuant to Section 7.

"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Shares" means shares of the Company's Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.

"Stock" means the Common Stock, $.001 par value, of the Company, and any successor entity.

"Stock Award" means an Award of Restricted Stock or Unrestricted Stock.

"Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as a director of the Company.

"Unrestricted Stock Award" means an award of Shares pursuant to Section 8.

"Vesting Date" means the date on which an Award becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

Important Notice Regarding the Availability of Proxy Materials for the
ThermoGenesis Corp. Stockholder Meeting to be Held on December 7, 2012

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Form 10-K to stockholders are available at:

www.envisionreports.com/KOOL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/KOOL to view the materials. Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 28, 2012 to facilitate timely delivery.

Stockholder Meeting Notice

ThermoGenesis Corp.'s Annual Meeting of Stockholders will be held on December 7, 2012 at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m. (PST).

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.    Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2013:
01 - Craig W. Moore, 02 - David W. Carter, 03 - Patrick J. McEnany, 04 - Robin C. Stracey, and 05 - Matthew T. Plavan.

2.    To approve the adoption of the 2012 Independent Director Equity Plan.

3.    To ratify appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2013.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ Internet – Go to www.envisionreports.com/KOOL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ Email – Send email to investorvote@computershare.com with "Proxy Materials ThermoGenesis Corp." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 28, 2012.

thermogenesis

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 7, 2012.

Vote by Internet

- Go to **www.envisionreports.com/KOOL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Craig W. Moore*	☐	☐	02 - David W. Carter*	☐	☐	03 - Patrick J. McEnany*	☐	☐
04 - Robin C. Stracey*	☐	☐	05 - Matthew T. Plavan*	☐	☐			

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjournment.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET <u>OR</u> TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

thermogenesis

Proxy — ThermoGenesis Corp. Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Matthew T. Plavan and Elana McVay as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 16, 2012, at the Annual Meeting of Stockholders to be held at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PST), on December 7, 2012, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.